UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 28, 2019
Date of Report (Date of earliest event reported)
 _________________________________
AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-16671	23-3079390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 Morris Drive
Chesterbrook, PA 19087
(Address of principal executive offices, including Zip Code)

(610) 727-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Douglas R. Conant, a director of AmerisourceBergen Corporation (the "Company") since 2013, retired from service on the Board of Directors on February 28, 2019.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)     The Company held its 2019 Annual Meeting of Stockholders (the "2019 Annual Meeting") on February 28, 2019.

(b)    Each of the five items listed below was submitted to a vote of the Company's stockholders at the 2019 Annual Meeting and is described in more detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on January 18, 2019 (the "Definitive Proxy Statement").  The final voting results are below:

Item 1 - Election of Directors.

Each of the individuals listed below was elected by the Company's stockholders to serve as a director until the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Nominees	For	Against	Abstentions	Broker Non-Votes
Ornella Barra	176,244,307	7,217,523	222,197	13,434,249
Steven H. Collis	176,205,448	6,969,399	509,180	13,434,249
D. Mark Durcan	182,704,295	762,136	217,596	13,434,249
Richard W. Gochnauer	182,637,045	832,669	214,283	13,434,249
Lon R. Greenberg	182,798,194	659,856	225,977	13,434,249
Jane E. Henney, M.D.	175,268,527	8,196,049	219,451	13,434,249
Kathleen W. Hyle	182,881,123	615,182	187,722	13,434,249
Michael J. Long	171,761,840	11,699,446	222,741	13,434,249
Henry W. McGee	175,718,115	7,742,460	223,452	13,434,249

Item 2- Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2019.

The Company's stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions
193,460,401	3,413,305	244,570

Item 3 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers.

The Company's stockholders approved this item.  The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
172,473,009	10,845,183	365,835	13,434,249

Item 4 - Stockholder Proposal to Permit Action by Written Consent of the Stockholders.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
61,757,334	121,575,498	351,195	13,434,249

Item 5 - Stockholder Proposal to Adopt a Policy that No Financial Performance Metric Be Adjusted to Exclude Legal or Compliance Costs in Determining Executive Incentive Compensation.

The Company's stockholders did not approve this item. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
21,337,654	161,729,066	617,307	13,434,249

No item other than the five items addressed above and described in the Definitive Proxy Statement was submitted at the 2019 Annual Meeting for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: March 5, 2019	By:	/s/ John G. Chou
	Name:	John G. Chou
	Title:	Executive Vice President and Chief Legal & Business Officer